Exhibit 99.2

NEWS RELEASE

Lumen Technologies highlights strategy to reposition for growth at Investor Day 2023

DENVER, June 5, 2023 – Today, Lumen Technologies (NYSE: LUMN) is providing an update on its strategy to reposition Lumen for growth at its 2023 Investor Day, by outlining both near-term and long-term financial targets. Lumen’s leadership team is discussing three core elements to its strategy:

–

Securing the base by proactively investing in the customer experience and leveraging key partnerships to help customers modernize and migrate from Voice to updated technologies, including VoIP, UC&C, VPN, and Voice Migration;

–	Driving commercial excellence by optimizing sales and channel productivity, monetizing existing capabilities and gaining parity with market growth rates; and

–	Innovating for growth by digitizing the customer, employee, and partner experience to drive better connection across the business and cloudify the network securely, seamlessly, and faster.

“Lumen is in the midst of a transformation that is driven by a new mission and clear strategy,” said Kate Johnson, president and CEO of Lumen. “Our reconstructed and highly experienced management team is executing with urgency to win in the digital era, and the momentum we have gained in our turnaround thus far is visible. As we look ahead, we are energized by the progress we continue to make, and we are confident the best is yet to come at Lumen.”

Important Takeaways:

•	Lumen is well-positioned to monetize its most irreplaceable asset: its state-of-the-art fiber network with broad coverage and unmatched route diversity and scalability.

•	The company is making intentional investments aligned to growth markets, while being mindful of costs.

•	Lumen is leveraging the experience and expertise of its talented team to execute its strategy and deliver on its transformation.

•

The company is driving financial outcomes by making material improvements in the business and believes it is well positioned to achieve revenue and adjusted EBITDA stability in 2024 and growth thereafter.

Investor Day Webcast Details

To access today’s Investor Day event and presentation materials, visit Lumen’s Events & Presentations page at https://ir.lumen.com.

About Lumen Technologies:

Lumen connects the world. We are dedicated to furthering human progress through technology by connecting people, data, and applications – quickly, securely, and effortlessly. Everything we do at Lumen takes advantage of our network strength. From metro connectivity to long-haul data transport to our edge cloud, security, and managed service capabilities, we meet our customers’ needs today and as they build for tomorrow. For news and insights visit news.lumen.com, LinkedIn: /lumentechnologies, Twitter: @lumentechco, Facebook: /lumentechnologies, Instagram: @lumentechnologies, and YouTube: /lumentechnologies.

Services not available everywhere. Business customers only. Lumen may change, cancel or substitute products and services, or vary them by service area at its sole discretion without notice. ©2023 Lumen Technologies. All Rights Reserved.

Forward-Looking Statements

Except for historical and factual information, the matters set forth in this release and other of our oral or written statements identified by words such as “estimates,” “expects,” “anticipates,” “believes,” “plans,” “intends,” “will,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, are inherently speculative, and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated, projected or implied by us in those statements if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: the effects of intense competition from a wide variety of competitive providers, including decreased demand for our more mature service offerings and increased pricing pressures; the effects of new, emerging or competing technologies, including those that could make our products less desirable or obsolete; our ability to successfully and timely attain our key operating imperatives, including simplifying and consolidating our network, simplifying and automating our service support systems, attaining our Quantum Fiber buildout goals, strengthening our relationships with customers and attaining projected cost savings; our ability to safeguard our network, and to avoid the adverse impact of cyber-attacks, security breaches, service outages, system failures, or similar events impacting our network or the availability and quality of our services; the effects of ongoing changes in the regulation of the communications industry, including the outcome of legislative, regulatory or judicial proceedings relating to content liability standards, intercarrier compensation, universal service, service standards, broadband deployment, data protection, privacy and net neutrality; our ability to generate cash flows sufficient to fund our financial commitments and objectives, including our capital expenditures, operating costs, debt repayments, pension contributions and other benefits payments; our ability to effectively retain and hire key personnel and to successfully negotiate collective bargaining agreements on reasonable terms without work stoppages; changes in customer demand for our products and services, including increased demand for high-speed data transmission services; our ability to successfully maintain the quality and profitability of our existing product and service offerings, to introduce profitable new offerings on a timely and cost-effective basis, and to transition customers from our legacy products to our newer offerings; our ability to successfully and timely implement our corporate strategies, including our deleveraging and buildout strategies; our ability to successfully and timely consummate the pending divestiture of our European, Middle Eastern and African business, to successfully and timely realize the anticipated benefits from that divestiture and our divestitures completed in 2022, and to successfully operate and transform our retained business after such divestitures; changes in our operating plans, corporate strategies, or capital allocation plans, whether based upon changes in our cash flows, cash requirements, financial performance, financial position, market or regulatory conditions, or otherwise; the impact of any future material acquisitions or divestitures that we may transact; the negative impact of increases in the costs of our pension, healthcare, post-employment or other benefits, including those caused by changes in markets, interest rates, mortality rates, demographics or regulations; the potential negative impact of customer complaints, government investigations, security breaches or service outages impacting us or our industry; adverse changes in our access to credit markets on favorable terms, whether caused by changes in our financial position, lower credit ratings, unstable markets, debt covenant restrictions or otherwise; our ability to meet the terms and conditions of our debt obligations and covenants, including our ability to make transfers of cash in compliance therewith; our ability to maintain favorable relations with our security holders, key business partners, suppliers, vendors, landlords and financial institutions; our ability to timely obtain necessary hardware, software, equipment, services, governmental permits and other items on favorable terms; our ability to meet evolving environmental, social and governance (“ESG”) expectations and benchmarks, and effectively communicate and implement our ESG strategies; our ability to collect our receivables from, or continue to do business with, financially-troubled customers; our ability to continue to use or renew intellectual property used to conduct our operations; any adverse developments in legal or regulatory proceedings involving us; changes in tax, pension, healthcare or other laws or regulations, in governmental support programs, or in general government funding levels, including those arising from recently enacted legislation promoting broadband development; our ability to use our net operating loss carryforwards in the amounts projected; the effects of changes in accounting policies, practices or assumptions, including changes that could potentially require additional future impairment charges; continuing uncertainties regarding the impact that COVID-19 and its aftermath could have on our business, operations, cash flows and corporate initiatives; the effects of adverse weather, terrorism, epidemics, pandemics, rioting, vandalism, societal unrest, or other natural or man-made disasters or disturbances; the potential adverse effects if our internal controls over financial reporting have weaknesses or deficiencies, or otherwise fail to operate as intended; the effects of changes in interest rates and inflation; the effects of more general factors such as changes in exchange rates, in operating costs, in public policy, in the views of financial analysts, or in general market, labor, economic or geopolitical conditions; and other risks referenced from time to time in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to unduly rely upon our forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise. Furthermore, any information about our intentions contained in any of our forward-looking statements reflects our intentions as of the date of such forward-looking statement, and is based upon, among other things, regulatory, technological, industry, competitive, economic and market conditions, and our related assumptions, as of such date. We may change our intentions, strategies or plans without notice at any time and for any reason.

Media Contact:

Tracey Conway

Lumen Public Relations

P: 720-888-4443

tracey.conway@lumen.com

Investor Relations Contact:

Mike McCormack, CFA

Lumen Investor Relations

P: 720-888-3514

mike.mccormack@lumen.com